May 1, 2024

BNY MELLON INVESTMENT FUNDS I

BNY Mellon Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

Effective December 31, 2024 (the "Effective Date"), the following information will supersede and replace the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team member who is primarily responsible for managing the fund's portfolio is Andrew Leger. Mr. Leger has been a primary portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA.

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As of the Effective Date, the following information will supersede and replace the information in the fourth paragraph in the section "Fund Details – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team member who is primarily responsible for managing the fund's portfolio is Andrew Leger. Mr. Leger has been a primary portfolio manager of the fund since September 2021. He is a portfolio manager at NIMNA, and has been employed by NIMNA or a predecessor company of NIMNA since 2014.

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